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VANGUARD(R) U.S. STOCK INDEX
MID-CAPITALIZATION FUNDS
VANGUARD EXTENDED MARKET INDEX FUND
INSTITUTIONAL SHARES

SUPPLEMENT TO THE PROSPECTUS

The second footnote under the Average Annual Total Returns table on page 3 of the prospectus is replaced with the following:

2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.



















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